Exhibit 99.1

                 Navigators Reports First Quarter 2005 Earnings

     NEW YORK--(BUSINESS WIRE)--May 3, 2005--The Navigators Group, Inc. (NAVG/NASDAQ) reported net income for the 2005 first quarter of $9,699,000 or $0.76 per share compared to $8,913,000 or $0.70 per share for the 2004 first quarter.
     The 2005 and 2004 first quarter results include net realized capital gains of $0.01 and $0.02 per share, respectively.
     Gross written premium and net written premium for the 2005 first quarter were $216,996,000 and $117,090,000 respectively, increases of 11% and 22% from the comparable 2004 period. The 2005 first quarter net written premium reflects a reduction of approximately $14,500,000 in ceded reinsurance premium resulting from the cancellation of a quota share reinsurance agreement for specialty business effective March 31, 2005. Such amount represents the unearned portion of the premium ceded to the reinsurance agreement that has been retained and will be earned over the next twelve months by the Company.
     The combined loss and expense ratio for the 2005 first quarter was 91.0% compared to 88.8% for the 2004 comparable period.
     Navigators' Chief Executive Officer, Stan Galanski commented, "We are pleased with the continued profitable underwriting results generated across our business units. Net written premium growth benefited from increased net retentions in select product lines, reflecting our continuing confidence in the risk selection and pricing decisions of our underwriters. Cash flow was strong, contributing to increased investment income. As a niche underwriter, we remain focused on attractive specialty opportunities in markets where rates and terms are consistent with our objective of underwriting profitability."
     Consolidated cash flow from operations for the 2005 first quarter was $65,190,000, compared to $26,733,000 for the comparable 2004 period. Included in the 2005 first quarter cash flow is approximately $24 million attributable to the settlement of the reinsurance to close ("RITC") premium recorded by Lloyd's Syndicate 1221 in the 2004 fourth quarter representing the transfer of assets and liabilities from the participants of the 2002 underwriting year to the 2003 underwriting year in which Navigators had increased its participation to 97.4% from 68.1%. Approximately 70% of the RITC settlement has been recorded as interest-earning funds withheld for reinsurers of the syndicate or will be distributed to third party participants of the 2002 year of account.
     Net investment income for the 2005 first quarter was $7,622,000, an increase of 29% compared to $5,902,000 for the comparable 2004 period. The pre-tax investment yield for the 2005 and 2004 first quarters was 3.5% and 3.4%, respectively.
     Stockholders' equity was $333,756,000 or $26.16 per share at March 31, 2005 compared to $328,578,000 or $25.96 per share at December 31, 2004. Statutory surplus of Navigators Insurance Company was $240,153,000 at March 31, 2005.
     The Company will hold a conference call on Wednesday, May 4, 2005 starting at 8:30 a.m. EST to discuss the first quarter's results. To access the call domestically, please dial 1-800-510-0146 using confirmation code 38627959. Internationally, the call may be accessed by dialing 617-614-3449 using the same confirmation code. To listen via live audio webcast, please visit the Company's website (www.navg.com) at least ten minutes prior to the start of the call and click on the May 4th Live Audio Webcast link. The webcast will also be available as a replay at the same location starting one hour after the call is finished.
     The Navigators Group, Inc. is an international insurance holding company with insurance company operations, underwriting management companies, and operations at Lloyd's of London. Headquartered in New York City, Navigators has offices in major insurance centers in the United States, the United Kingdom and Belgium.
     This press release may contain "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Whenever used in this release, the words "estimate", "expect", "believe" or similar expressions are intended to identify such forward-looking statements. We cannot assure that results which we anticipate will be achieved, since results may differ materially because of known and unknown risks and uncertainties which we face. Please refer to Navigators' most recent Form 10-K and its other filings with the Securities and Exchange Commission for a description of Navigators' business and the important factors which may affect that business. Navigators undertakes no obligation to publicly update or revise any forward-looking statement.


              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                         Financial Highlights
               ($'s in thousands, except per share data)


                                             Three Months Ended
                                                  March 31,
                                             ------------------
Financial Highlights                          2005      2004   Change
--------------------                          ----      ----   ------

Gross written premium                        $216,996 $195,951   11%
Net written premium                           117,090   95,935   22%

Revenues:
  Net earned premium                           77,538   74,175    5%
  Commission income                             1,270    1,127   13%
  Investment Income                             7,622    5,902   29%
  Net realized capital gains                      167      422  -60%
  Other income                                    897      128   NM
                                             -----------------
  Total revenues                               87,494   81,754    7%
                                             -----------------

Operating expenses:
  Net losses and loss adjustment
    expenses incurred                          46,221   43,752    6%
  Commission expense                            9,604   11,028  -13%
  Other operating expenses                     17,444   13,432   30%
                                             -----------------
  Total operating expenses                     73,269   68,212    7%
                                             -----------------

Income before income taxes                     14,225   13,542    5%
                                             -----------------

Income Tax Expense / (Benefit):
  Current                                       5,172    5,007    3%
  Deferred                                       (646)    (378)  NM
                                             -----------------
Income tax expense                              4,526    4,629   -2%
                                             -----------------

Net income                                   $  9,699 $  8,913    9%
                                             =================


Per Share Data
--------------

Net income per common share:
  Basic                                      $   0.77 $   0.71    8%
  Diluted                                    $   0.76 $   0.70    8%

Average shares outstanding:
  Basic                                        12,677   12,554
  Diluted                                      12,760   12,654

Underwriting Ratios
-------------------
Loss Ratio                                       59.6%    59.0%
Expense Ratio                                    31.4%    29.8%
                                             -----------------
Combined Ratio                                   91.0%    88.8%


Balance Sheet Data                           March 31,  Dec. 31,
------------------                             2005      2004
                                             ------------------
Stockholders' equity                         $333,756 $328,578    2%
Book value per share                         $  26.16 $  25.96    1%




              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                      CONSOLIDATED BALANCE SHEETS
                          ($'s in thousands)


                                               March 31,  December 31,
                                                 2005        2004
                                               --------   -----------
ASSETS
Investments and cash:
  Fixed maturities, available-for-sale, at
   fair value (amortized cost: 2005,
   $771,506: 2004, $713,049)                   $  771,307  $  722,434
  Equity securities, available-for-sale, at
   fair value (cost: 2005, $19,254: 2004,
   $19,101)                                        20,884      21,170
  Short-term investments, at cost which
   approximates fair value                        107,574      96,653
  Cash                                              7,652      14,676
                                               ----------  ----------
      Total investments and cash                  907,417     854,933
                                               ----------  ----------

  Premiums in course of collection                179,181     176,720
  Commissions receivable                            3,138       3,062
  Prepaid reinsurance premiums                    147,012     130,761
  Reinsurance receivable on paid losses            18,861      20,955
  Reinsurance receivable on unpaid losses and
   loss adjustment expenses                       520,262     502,329
  Net deferred income tax benefit                  21,427      17,348
  Deferred policy acquisition costs                35,935      23,882
  Accrued investment income                         7,341       7,303
  Goodwill                                          5,241       5,282
  Other assets                                     19,218      14,103
                                               ----------  ----------

      Total assets                             $1,865,033  $1,756,678
                                               ==========  ==========


                 LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
  Reserves for losses and loss adjustment
   expenses                                    $  999,766  $  966,117
  Unearned premium                                326,571     270,970
  Reinsurance balances payable                    140,451     143,427
  Federal income tax payable                        9,270       5,614
  Payable for securities purchased                  2,695       3,027
  Accounts payable and other liabilities           52,524      38,945
                                               ----------  ----------
      Total liabilities                         1,531,277   1,428,100
                                               ----------  ----------

Stockholders' equity:
  Preferred stock, $.10 par value, authorized
   1,000,000 shares, none issued                        -           -
  Common stock, $.10 par value, 20,000,000
   shares authorized for 2005 and 2004; issued
   and outstanding: 12,759,958 for 2005 and
   12,657,160 for 2004                              1,276       1,266
  Additional paid-in capital                      156,514     154,670
  Retained earnings                               173,036     163,337
  Accumulated other comprehensive income            2,930       9,305
                                               ----------  ----------
      Total stockholders' equity                  333,756     328,578
                                               ----------  ----------

      Total liabilities and stockholders'
       equity                                  $1,865,033  $1,756,678
                                               ==========  ==========



              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                       Comparative Premium Data
                          ($'s in thousands)


Gross Written Premium:                        First Quarter
                                            -----------------
Insurance Companies:                           2005    2004    Change
                                            -------------------------
Marine                                      $ 68,284 $ 59,426    15%
Specialty                                     42,949   34,230    25%
Professional Liability                        17,930   15,033    19%
Assumed from Lloyd's                             125    3,054   -96%
Other (includes run-off)                           -       86    NM
                                            -----------------
                                             129,288  111,829    16%
Lloyd's Operations:
Marine                                        73,931   79,316    -7%
Other                                         13,899    7,842    77%
                                            -----------------
                                              87,830   87,158     1%
Intercompany elimination                        (122)  (3,036)   NM
                                            -----------------
Total                                       $216,996 $195,951    11%
                                            =================


Net Written Premium:                          First Quarter
                                            -----------------
Insurance Companies:                          2005    2004     Change
                                            -------------------------
Marine                                      $ 30,347 $ 25,258    20%
Specialty                                     36,398   20,511    77%
Professional Liability                         6,679    5,473    22%
Assumed from Lloyd's                             126    2,906   -96%
Other (includes run-off)                          31       (3)   NM
                                            -----------------
                                              73,581   54,145    36%
Lloyd's Operations:
Marine                                        40,060   39,059     3%
Other                                          3,449    2,731    26%
                                            -----------------
                                              43,509   41,790     4%
                                            -----------------
Total                                       $117,090 $ 95,935    22%
                                            =================

Net Earned Premium:                           First Quarter
                                            -----------------
Insurance Companies:                          2005    2004     Change
                                            -------------------------
Marine                                      $ 19,879 $ 20,428    -3%
Specialty                                     20,022   21,539    -7%
Professional Liability                         6,717    3,811    76%
Assumed from Lloyd's                             711    7,405   -90%
Other (includes run-off)                          34       (1)   NM
                                            -----------------
                                              47,363   53,182   -11%
Lloyd's Operations:
Marine                                        29,627   20,518    44%
Other                                            548      475    15%
                                            -----------------
                                              30,175   20,993    44%
                                            -----------------
Total                                       $ 77,538 $ 74,175     5%
                                            =================



                    THE NAVIGATORS GROUP, INC. AND
                             SUBSIDIARIES
                          Segment Information
                          Three Months Ended
                            March 31, 2005
                          ($'s in thousands)


                     Insurance   Lloyd's  Navigators Parent &
                     Companies Operations  Agencies  Other (1) Total
                     -------------------------------------------------
Gross premium written $129,288   $87,830             $  (122)$216,996
Net premium written     73,581    43,509                   -  117,090

Revenues:
Net earned premium      47,363    30,175                   -   77,538
Commission income            -       268   $ 9,750    (8,748)   1,270
Investment Income        6,855       749         2        16    7,622
Net realized capital
 gains / (losses)          266       (99)        -         -      167
Other income (expense)      (2)      628       271         -      897
                      --------   -------   -------   ------- --------
Total revenues          54,482    31,721    10,023    (8,732)  87,494
                      --------   -------   -------   ------- --------

Operating expenses:
Net losses and loss
 adjustment expenses    28,842    17,379         -         -   46,221
Commission expense      12,586     4,881         -    (7,863)   9,604
Other operating
 expenses                2,112     4,761    10,996      (425)  17,444
                      --------   -------   -------   ------- --------
Total operating
 expenses               43,540    27,021    10,996    (8,288)  73,269
                      --------   -------   -------   ------- --------

Income before income
 taxes                  10,942     4,700      (973)     (444)  14,225
Income tax expense
 (benefit)               3,399     1,645      (362)     (156)   4,526
                      --------   -------   -------   ------- --------
Net Income (loss)     $  7,543   $ 3,055   $  (611)  $  (288)$  9,699
                      ========   =======   =======   ======= ========

Loss and loss expenses
 ratio                    60.9%     57.6%                        59.6%
Commission expense
 ratio                    26.6%     16.2%                        22.5%
Other operating
 expense ratio             4.5%     15.8%                         8.9%
                      --------   -------                     --------
Combined ratio            92.0%     89.6%                        91.0%
                      ========   =======                     ========

Notes:
       (1) Includes inter- segment eliminations.



                    THE NAVIGATORS GROUP, INC. AND
                             SUBSIDIARIES
                          Segment Information
                          Three Months Ended
                            March 31, 2004
                          ($'s in thousands)


                    Insurance   Lloyd's  Navigators Parent &
                    Companies Operations  Agencies  Other (1)  Total
                    ------------------------------------------------
Gross premium written $111,829   $87,158             $(3,036)$195,951
Net premium written     54,145    41,790                   -   95,935

Revenues:
Net earned premium      53,182    20,993                   -   74,175
Commission income            -        62    $7,932    (6,867)   1,127
Investment Income        5,484       404         3        11    5,902
Net realized capital
 gains                     205       217         -         -      422
Other income (expense)     (61)        4       185         -      128
                      --------   -------   -------   ------- --------
Total revenues          58,810    21,680     8,120    (6,856)  81,754
                      --------   -------   -------   ------- --------

Operating expenses:
Net losses and loss
 adjustment expenses    32,710    11,042         -         -   43,752
Commission expense      14,145     3,750         -    (6,867)  11,028
Other operating
 expenses                1,198     3,036     8,605       593   13,432
                      --------   -------   -------   ------- --------
Total operating
 expenses               48,053    17,828     8,605    (6,274)  68,212
                      --------   -------   -------   ------- --------

Income before income
 taxes                  10,757     3,852      (485)     (582)  13,542
Income tax expense
 (benefit)               3,478     1,348      (140)      (57)   4,629
                      --------   -------   -------   ------- --------
Net Income (loss)     $  7,279   $ 2,504    $ (345)$    (525)$  8,913
                      ========   =======   =======   ======= ========

Loss and loss expenses
 ratio                    61.5%     52.6%                        59.0%
Commission expense
 ratio                    26.6%     17.9%                        24.1%
Other operating
 expense ratio             2.3%     14.4%                         5.7%
                      --------   -------                     --------
Combined ratio            90.4%     84.9%                        88.8%
                      ========   =======                     ========

Notes:
       (1) Includes inter- segment eliminations.



              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                         Underwriting Results
                          ($'s in thousands)

                              Three Months Ended March 31, 2005
                        ----------------------------------------------
                          Net   Losses                Combined Ratio
                         Earned and LAE Underwriting  --------------
Insurance Companies:    Premium Incurred  Expenses  Loss Expense Total
                        ----------------------------------------------
Marine                  $19,879 $12,743   $ 5,520   64.1% 27.8%  91.9%
Specialty                20,022  11,533     6,850   57.6% 34.2%  91.8%
Professional Liability    6,717   4,440     2,001   66.1% 29.8%  95.9%
Assumed from Lloyd's        711     573       322   80.6% 45.4% 126.0%
Other (includes run-off)     34    (447)        5     NM    NM     NM
                        ----------------------------------------------
                         47,363  28,842    14,698   60.9%  31.1% 92.0%
Lloyd's Operations       30,175  17,379     9,642   57.6%  32.0% 89.6%
                        ----------------------------------------------
Total                   $77,538 $46,221   $24,340   59.6%  31.4% 91.0%
                        ==============================================


                               Three Months Ended March 31, 2004
                        ----------------------------------------------

                          Net   Losses                Combined Ratio
                         Earned and LAE Underwriting  --------------
Insurance Companies:    Premium Incurred  Expenses  Loss Expense Total
                        ----------------------------------------------
Marine                  $20,428 $12,046    $5,599   59.0% 27.4%  86.4%
Specialty                21,539  14,317     6,968   66.5% 32.3%  98.8%
Professional Liability    3,811   2,299       776   60.3% 20.4%  80.7%
Assumed from Lloyd's      7,405   4,217     1,999   57.0% 27.0%  84.0%
Other (includes run-off)     (1)   (169)        1     NM    NM     NM
                        ----------------------------------------------
                         53,182  32,710    15,343   61.5% 28.9%  90.4%
Lloyd's Operations       20,993  11,042     6,786   52.6% 32.3%  84.9%
                        ----------------------------------------------
Total                   $74,175 $43,752   $22,129   59.0% 29.8%  88.8%
                        ==============================================



              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                           Net Loss Reserves
                          ($'s in thousands)


                                              3/31/2005   12/31/2004
                                              ---------   ----------
Insurance Companies:
       Marine                                $  134,936  $   130,439
       Specialty                                155,313      150,347
       Professional Liability                    22,871       19,001
       Assumed from Lloyd's Operations           36,078       37,790
       Other (primarily run-off business)        21,334       22,512
                                             ----------  -----------
       Total Insurance Companies                370,532      360,089
                                             ----------  -----------

Lloyd's Operations:
       Marine                                   104,214       99,565
       Other                                      4,758        4,134
                                             ----------  -----------
       Total Lloyd's Operations                 108,972      103,699
                                             ----------  -----------

       Total net loss reserves               $  479,504  $   463,788
                                             ==========  ===========

Total net case loss reserves                 $  198,632  $   189,746
Total net IBNR loss reserves                    280,872      274,042
                                             ----------  -----------

       Total net loss reserves               $  479,504  $   463,788
                                             ==========  ===========


                  Asbestos & Environmental Claim Data
                          ($'s in thousands)


                                         Three Months Ended
                                           March 31, 2005
                                  Asbestos  Environmental    Total
                                 ---------- ------------- ------------
Gross of Reinsurance
     Beginning reserve           $  78,421    $    7,513  $    85,934
     Incurred loss & LAE               251         1,498        1,749
     Calendar year payments            109           662          771
                                 ---------    ----------  -----------
     Ending reserves             $  78,563    $    8,349  $    86,912
                                 =========    ==========  ===========

Net of Reinsurance
     Beginning reserve           $  31,394    $    1,494  $    32,888
     Incurred loss & LAE               199           900        1,099
     Calendar year payments              3           569          572
                                 ---------    ----------  -----------
     Ending reserves             $  31,590    $    1,825  $    33,415
                                 =========    ==========  ===========

Outstanding Claim Count                135            98          233
                                 =========    ==========  ===========


     CONTACT: The Navigators Group, Inc.
              Paul J. Malvasio
              Executive Vice President
              and Chief Financial Officer
              914-933-6088
              pmalvasio@navg.com
              www.navg.com